AGREEMENT, dated as of March 28, 2001 (the "Agreement"), by and between DCAP GROUP, INC., a Delaware corporation (the "Company"), and ABRAHAM WEINZIMER (the "Shareholder").

                                    RECITALS:

     The parties, directly or through the Company subsidiaries noted, have entered into the following agreements and executed the following instruments:

     1. Stock Purchase Agreement of even date between the Company and the Shareholder.

     2. Letter agreement of even date between the Company and the Shareholder with respect to, among other matters, the termination of his employment.

     3. Promissory Note dated December 31, 1997 from the Shareholder to Dealers Choice Automotive Planning, Inc. (renamed DCAP Insurance Agencies, Inc.) in the principal amount of $154,953 (the "1997 Note");

     4. Promissory Note dated February 25, 1999 from the Shareholder to the Company in the principal amount of $114,000 (the "$114,000 Note");

     5. Promissory Note dated February 25, 1999 from the Shareholder to the Company in the principal amount of $112,500 (the "$112,500 Note" and together with the 1997 Note and the $114,000 Note, the "Notes");

     6. Pledge Agreement dated as of February 25, 1999 between the Shareholder and the Company with respect to the $114,000 Note (the "$114,000 Note Pledge Agreement"); and

     7. Pledge Agreement dated as of February 25, 1999 between the Shareholder and the Company with respect to the $112,500 Note (the "$112,500 Note Pledge Agreement" and together with the $114,000 Note Pledge Agreement, the "Pledge Agreements").

     The Shareholder owns 2,575,000 shares of common stock of the Company.

     Subject to the terms and conditions hereof, at the Closing (as hereinafter defined), the Shareholder shall transfer and assign to the Company, and the Company shall purchase from the Shareholder, an aggregate of 1,791,076 shares of common stock of the Company (the "Shares") in consideration of the cancellation of the Notes as provided for herein.

     NOW, THEREFORE, in consideration of the recitals and the respective covenants, representations, warranties and Agreements herein contained and intending to be legally bound hereby, the parties hereby agree as follows:



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                                    ARTICLE I

                                PURCHASE AND SALE

1.1 Agreement to Sell. At the Closing, upon and subject to the terms and conditions of this Agreement, the Shareholder shall sell, assign and transfer to the Company all of his right, title and interest in and to all of the Shares, free and clear of all liens, pledges, options, charges, restrictions, security interests and encumbrances of any kind ("Liens").

1.2 Agreement to Purchase. At the Closing, upon and subject to the terms and conditions of this Agreement, the Company shall purchase the Shares from the Shareholder in consideration of the Purchase Price (as hereinafter defined).

1.3  Purchase Price.

     1.3.1 Purchase Price. The aggregate purchase price for the Shares (the "Purchase Price") shall be $447,769, which amount represents the aggregate principal amounts of the Notes together with accrued interest thereon through February 28, 2001.

     1.3.2 Delivery of Purchase Price. At the Closing, subject to the terms and conditions hereof, in payment of the Purchase Price, the Company shall deliver to the Shareholder the Notes for cancellation whereupon no further amounts shall be due or payable pursuant to the Notes.

                                   ARTICLE II

                        REPRESENTATIONS AND WARRANTIES OF
                                 THE SHAREHOLDER

     The Shareholder makes the following representations and warranties to the Company, each of which shall be deemed material, and the Company, in executing, delivering and consummating this Agreement, has relied upon the correctness and completeness of each of such representations and warranties:

2.1 Title to Shares. The Shareholder owns all of the Shares free and clear of all Liens (other then Liens in favor of the Company). There are no outstanding options, warrants or other rights or commitments relating to any of the Shares. At the Closing, the Company will acquire good and marketable title to the Shares, free and clear of all Liens.

2.2 Consents. No consent of any governmental body or other person is required to be received by or on the part of the Shareholder to enable him to enter into and carry out this Agreement and the transactions contemplated hereby, including, without limitation, the transfer to the Company of all of the right, title and interest of the Shareholder in and to the Shares.

2.3 Authority; Binding Nature of Agreement. The Shareholder has the power to enter into this Agreement and to carry out his obligations hereunder. This Agreement constitutes the valid and


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binding  obligation of the Shareholder and is enforceable in accordance with its terms.

2.4 Litigation. Except as listed and briefly described on Schedule 2.4 attached hereto, there are no actions, claims, suits, demands, litigation, or governmental or other proceeding relating to the Company or any direct or indirect subsidiary thereof (whether wholly or partially-owned) (collectively, the "DCAP Companies") or any of their respective assets or business pending or threatened, or any judgment, order, injunction, decree or award outstanding against any DCAP Company or against or relating to any of their respective assets or business.

2.5 Obligations. Except as listed and described on Schedule 2.5 attached hereto, the Shareholder has not, on behalf of any DCAP Company, whether in writing or otherwise, entered into any agreement, arrangement or understanding, or otherwise committed any DCAP Company to any obligation, that is currently in effect, and the Shareholder has not otherwise has incurred any liability, absolute or contingent, on the part of any DCAP Company that will be due or payable on or after the date hereof.

2.6 No Breach. Neither the execution and delivery of this Agreement nor compliance by the Shareholder with any of the provisions hereof nor the consummation of the transactions contemplated hereby, will:

     (a) violate or, alone or with notice or the passage of time, or both, result in a breach of the terms of any agreement to which the Shareholder is a party or is otherwise bound;

     (b) result in the creation of any Lien upon the Shares;

     (c) violate any judgment, order, injunction, decree or award against, or binding upon, the Shareholder; or

     (d) violate any law or regulation of any jurisdiction relating to the Shareholder.

                                   ARTICLE III

                        REPRESENTATIONS AND WARRANTIES OF
                                   THE COMPANY

3.1 Consents. No consent of any governmental body or other person is required to be received by or on the part of the Company to enable it to enter into and carry out this Agreement and the transactions contemplated hereby.

3.2 Corporate Authority; Binding Nature of Agreement. The Company has the corporate power to enter into this Agreement and to carry out its obligations hereunder. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by the Board of Directors of the Company and, except for Stockholder Approval (as hereinafter defined), no other corporate proceedings on the part of the Company are necessary to authorize the execution and delivery of this Agreement and the consummation of the transactions

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contemplated hereby. This Agreement constitutes the valid and binding obligation of the Company and is enforceable in accordance with its terms.

3.3 No Breach. Neither the execution and delivery of this Agreement nor compliance by the Company with any of the provisions hereof nor the consummation of the transactions contemplated hereby, will:

     (a)  violate  or  conflict  with  any  provision  of  the   Certificate  of
Incorporation or By- Laws of the Company;

     (b) violate or, alone or with notice or the passage of time, or both, result in the breach of the terms of any agreement to which the Company is a party or is otherwise bound;

     (c) violate any judgment, order, injunction, decree or award against, or binding upon, the Company; or

     (d) violate any law or regulation of any jurisdiction relating to the Company.

                                   ARTICLE IV

                              PRE-CLOSING COVENANTS

4.1 Covenants. The Shareholder hereby covenants that, from and after the date hereof and until the Closing, the Shareholder will (A) use his best efforts to assure that all of his representations and warranties contained herein are true and correct as of the Closing as if repeated at and as of such time, that no default shall occur with respect to any of his covenants, representations or warranties contained herein that has not been cured by the Closing and that all conditions to the Company's obligation to enter into and complete the Closing are satisfied in a timely manner; (B) not voluntarily take any action or do anything which will cause a default respecting such covenants, representations or warranties or would impede the satisfaction of such conditions; and (C) promptly notify the Company of any event or fact which represents or is likely to cause such a default or result in such an impediment. Without limiting the generality of the foregoing, prior to the Closing or earlier termination of this Agreement, the Shareholder shall not sell, transfer or assign any of the Shares (it being acknowledged that any such attempted sale, transfer or assignment shall be null and void) and the Shareholder agrees to use his best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things reasonably necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement.

                                    ARTICLE V

                           CONDITIONS PRECEDENT TO THE
                       OBLIGATION OF THE COMPANY TO CLOSE

     The obligation of the Company to consummate the transactions contemplated hereby is subject to the fulfillment, prior to or at the Closing, of each of the following conditions, any one or


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more of which may be waived by the Company  (except when the fulfillment of such condition is a requirement of law):

5.1 Representations and Warranties. All representations and warranties of the Shareholder contained in this Agreement and in any schedule delivered pursuant hereto shall be true and correct in all material respects as at the Closing Date, as if made at the Closing and as of the Closing Date.

5.2 Covenants. The Shareholder shall have performed and complied in all material respects with all covenants and agreements required by this Agreement to be performed or complied with by him prior to or at the Closing.

5.3 Certificate. The Company shall have received a certificate, dated the Closing Date, signed by the Shareholder, as to the satisfaction of the conditions contained in Sections 5.1 and 5.2 hereof.

5.4 Shares. The Shareholder shall have tendered to the Company the Shares in accordance with the provisions hereof.

5.5 No Actions. No action shall have been instituted and be continuing before a court or before or by governmental body, or shall have been threatened and be unresolved, to restrain or prevent, or obtain any material amount of damages in respect of, the carrying out of the transactions contemplated hereby, or which might materially affect the right of the Company to own the Shares after the Closing Date, or which might have a materially adverse effect thereon.

                                   ARTICLE VI

                    CONDITIONS PRECEDENT TO THE OBLIGATION OF
                            THE SHAREHOLDER TO CLOSE

     The obligation of the Shareholder to consummate the transactions contemplated hereby is subject to the fulfillment, prior to or at the Closing, of each of the following conditions, any one or more of which may be waived by the Shareholder (except when the fulfillment of such condition is a requirement of law):

6.1 Representations and Warranties. All representations and warranties of the Company contained in this Agreement and in any schedule delivered pursuant hereto shall be true and correct in all material respects as at the Closing Date, as if made at the Closing and as of the Closing Date.

6.2 Certificate. The Shareholder shall have received a certificate, dated the Closing Date, signed by the Chief Executive Officer of the Company, as to the satisfaction of the conditions contained in Section 6.1 hereof.

6.3 Notes. The Company shall have tendered to the Shareholder the Notes for cancellation.

6.4 No Actions. No action shall have been instituted and be continuing before a court or before or by a governmental body, or shall have been threatened and be unresolved, to restrain or prevent,


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



or obtain any material amount of damages in respect of, the carrying out of the transactions contemplated hereby.

                                   ARTICLE VII

                                     CLOSING

7.1 Time and Location. The closing (the "Closing") provided for herein shall take place at the offices of Certilman Balin Adler & Hyman, LLP, 90 Merrick Avenue, East Meadow, New York 11554 simultaneously with the execution hereof.

7.2 Items to be Delivered by the Shareholder. At the Closing, the Shareholder will deliver or cause to be delivered to the Company:

     (a) the certificate required by Section 5.3 hereof;

     (b) certificates representing 771,076 of the Shares, duly endorsed or accompanied by stock powers duly executed, together with evidence satisfactory to the Company of the Shareholder's payment of all transfer taxes with respect thereto; and

     (c) an acknowledgment and agreement that the remaining portion of the Shares, i.e., 1,020,000 shares, that are held by the Company pursuant to the provisions of the Pledge Agreements shall be retained by the Company and considered transferred by the Shareholder to the Company (such document to be accompanied by evidence satisfactory to the Company of the Shareholder's payment of all transfer taxes with respect thereto).

7.3 Items to be Delivered by the Company. At the Closing, the Company will deliver or cause to be delivered to the Shareholder:

     (a)  the certificate required by Section 6.2 hereof; and

     (b)  the Notes for cancellation.

                                  ARTICLE VIII

                              POST-CLOSING MATTERS

8.1 Further Assurances. On and after the Closing Date, the parties shall take all such further actions and execute and deliver all such further instruments and documents as may be necessary or appropriate to carry out the transactions contemplated by this Agreement.


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



                                   ARTICLE IX

                                     WAIVER

9.1 Waiver. Any condition to the performance of the parties which legally may be waived on or prior to the Closing may be waived at any time by the party entitled to the benefit thereof by action taken or authorized by an instrument in writing executed by the relevant party or parties. The failure of any party at any time or times to require performance of any provision hereof shall in no manner affect the right of such party at a later time to enforce the same. No waiver by either party of the breach of any term, covenant, representation or warranty contained in this Agreement as a condition to such party's obligations hereunder shall release or affect any liability resulting from such breach, and no waiver of any nature in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such condition or of any breach of any other term, covenant, representation or warranty of this Agreement.

                                    ARTICLE X

                            MISCELLANEOUS PROVISIONS

10.1 Expenses. Each of the parties shall bear its or his own expenses in connection herewith.

10.2 Equitable Relief. The Shareholder acknowledges and agrees that, in the event he shall violate or threaten to violate any of the provisions hereof, the Company will be without an adequate remedy at law and will therefore be entitled to enforce such restrictions by temporary or permanent injunctive or mandatory relief in any court of competent jurisdiction without the necessity of proving damages and without prejudice to any and all other rights and remedies it may have.

10.3 Entire Agreement. This Agreement, including the schedules attached hereto, which are a part hereof, constitutes the entire agreement of the parties with respect to the subject matter hereof. No change, modification, amendment, addition or termination of this Agreement or any part thereof shall be valid unless in writing and signed by or on behalf of the party to be charged therewith.

10.4 Notices. Any and all notices or other communications or deliveries required or permitted to be given or made pursuant to any of the provisions of this Agreement shall be deemed to have been duly given or made for all purposes when in writing and hand delivered or sent by certified or registered mail, return receipt requested and postage prepaid, overnight mail, nationally recognized overnight courier or telecopier as follows:

         If to the Company:

         2545 Hempstead Turnpike
         East Meadow, New York 11554
         Attention:  Barry Goldstein, Chief Executive Officer
         Telecopier Number:  (516) 735-2900



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         With a copy to:

         Certilman Balin Adler & Hyman, LLP
         90 Merrick Avenue
         East Meadow, New York  11554
         Attention:  Fred Skolnik,  Esq.
         Telecopier Number: (516) 296-7111

         If to the Shareholder:

         3 Shetland Court
         Dix Hills, New York  11746

         With a copy to:

         Morganstern & Quatela
         310 Old Country Road
         Garden City, NY 11530

         Attention:  Allen R. Morganstern, Esq.
         Telecopier Number:  (516) 739-8390

or at such other address as any party may specify by notice given to the other party in accordance with this Section 10.4.

10.5 Choice of Law; Severability. This Agreement shall be governed by, and interpreted and construed in accordance with, the laws of the State of New York, excluding choice of law principles thereof. In the event any clause, section or part of this Agreement shall be held or declared to be void, illegal or invalid for any reason, all other clauses, sections or parts of this Agreement which can be effected without such void, illegal or invalid clause, section or part shall nevertheless continue in full force and effect.

10.6 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns.

10.7 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, and all of which taken together shall constitute one and the same instrument.

10.8 Facsimile Signatures. Signatures hereon which are transmitted via facsimile shall be deemed original signatures.

10.9 Representation by Counsel; Interpretation. Each party acknowledges that he or it has been represented by counsel in connection with this Agreement and the transactions contemplated hereby. Accordingly, any rule or law or any legal decision that would require the interpretation of any claimed ambiguities in this Agreement against the party that drafted it has no application and is expressly waived by the parties. The provisions of this Agreement shall be interpreted in a


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reasonable manner to give effect to the intent of the parties hereto.

10.11 Headings; Gender. The headings, captions and/or use of a particular gender under sections of this Agreement are for convenience of reference only and do not in any way modify, interpret or construe the intent of the parties or affect any of the provisions of this Agreement.

                  [Remainder of page intentionally left blank]


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     WITNESS the execution of this Agreement as of the date first above written.

                                  DCAP GROUP, INC.


                                  By:/s/ Barry Goldstein
                                     ----------------------------------------
                                     Barry Goldstein, Chief Executive Officer

                                  /s/ Abraham Weinzimer
                                  ---------------------
                                  Abraham Weinzimer